FUTURE ADVANCE, CONSOLIDATION AND MODIFICATION AGREEMENT


        THIS AGREEMENT, executed the 17th day of November, 1995, and effective the 17th day of November, 1995, by and between PLASMA-THERM, INC., a Florida-corporation (hereinafter referred to as "Borrower") and NATIONSBANK OF FLORIDA, N.A., a national banking association (hereinafter referred to as "Lender").

                          R E C I T A L S:

        A.   Borrower is successor by merger to Plasma-Therm I.P.
   Inc., a Delaware corporation ("Plasma-Therm I.P.").

        B. Plasma-Therm, I.P. and Lender entered into a Revolving Credit Agreement dated January 21, 1992 (the "Credit Agreement"), as amended and restated in its entirety pursuant to those certain Amended and Restated Revolving Credit Agreements dated May 19, 1994 and January 19, 1995, as amended by Amendment thereto dated August 14, 1995, and Second Amendment dated of even date herewith by and between Borrower and Lender (together the "Restated Credit Agreement").

        C. Pursuant to the Credit Agreement, Plasma-Therm I.P. executed a certain Revolving Line of Credit Promissory Note in the original principal sum of SEVEN HUNDRED FIFTY THOUSAND AND NO/100 DOLLARS ($750,000.00), dated January 21, 1992 and renewed pursuant to certain letter extension dated December 7, 1992, and that certain Renewal Line of Credit Promissory Note in the original principal sum of $750,000.00 dated as of April 21, 1993 and subsequently renewed and increased to $1,000,000.00 pursuant to that certain $250,000.00 Future Advance Note dated May 19, 1994 and the total indebtedness consolidated as evidenced by that certain $1,000,000.00 Renewal and Consolidation Line of Credit Promissory Note dated May 19, 1994, and subsequently renewed and increased to $2,000,000.00 pursuant to that certain $1,000,000.00 Future Advance Promissory Note dated January 19, 1995, and the total indebtedness consolidated as evidenced by that certain $2,000,000.00 Consolidation Line of Credit Promissory Note dated January 19, 1995 (together the "Line of Credit Note"), which Line of Credit Note is secured by a Security Agreement dated January 21, 1992, as amended and restated in its entirety pursuant to that certain Amended and Restated Security Agreement dated January 19, 1995 which, together with the Restated Credit Agreement, the Future Advance, Consolidation and Modification Agreement dated as of January 19, 1995, the UCC-1 financing statements filed in the offices of the Secretary of State of Florida and New Jersey, the Commitment Letters of November 21, 1991, May 28, 1993, March 28, 1994 (as amended May 9, 1994), December 8, 1994 and November 8, 1995, and any other documents or instruments executed in connection therewith are hereinafter collectively referred to as the "Security Instruments."

        D.   Borrower desires to obtain an  additional advance in

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   Future Advance, Consolidation & Modification


   the amount of ONE MILLION AND NO/100 DOLLARS ($1,000,000.00) from Lender and Lender is willing to advance such sum provided that repayment of such sum is secured as a future advance (the "Third Future Advance") under the terms of the Security Instruments and as set forth herein.

        E. Borrower desires to consolidate the outstanding principal balance of the Line of Credit Note and the Third
   Future Advance, and Lender is willing to consolidate such sums pursuant to the terms set forth herein.

        F. The outstanding principal balance of the Line of Credit Note as of the date of execution hereof is TWO MILLION
   AND NO/100 DOLLARS ($2,000,000.00).

        NOW, THEREFORE, in consideration of the Third Future Advance and other good and valuable consideration, receipt of which is hereby acknowledged, and in consideration of the premises and of the mutual covenants contained herein, the parties agree as follows:

        1.   Recitals.   The above recitals are  true and correct
   and are incorporated herein.

        2.   Interest.   Accrued interest  on the Line  of Credit
   Note shall be paid in full at the time of execution and delivery of the Third Consolidation Line of Credit Promissory
   Note described herein.

        3. Future Advance. This Agreement evidences an additional advance made by Lender pursuant to the future advance provision of the Security Instruments. It is agreed that this additional advance, as evidenced by the Third Future Advance Promissory Note in the principal amount of ONE MILLION AND NO/100 DOLLARS ($1,000,000.00) (the "Third Future Advance Note"), a copy of which is attached hereto as Exhibit "A" and made a part hereof, shall be equally secured with and have the same priority as the original indebtedness and is subject to all the terms and provisions of the Security Instruments. The undersigned Borrower promises to pay the indebtedness evidenced by the Third Future Advance Note in accordance with the terms and conditions, including the rate of interest and other terms of repayment, as set forth in the Third Future Advance Note.

        4. Modification and Consolidation. The Line of Credit Note shall be modified and consolidated with the Third Future Advance Note in accordance with the terms and provisions of the Third Consolidation Revolving Line of Credit Promissory
   Note in the principal amount of THREE MILLION AND NO/100 DOLLARS ($3,000,000.00) (the "Third Consolidation Note"), a copy of which is attached hereto as Exhibit "B" and made a part hereof, and is subject to all the terms and provisions of the Security Instruments. The undersigned Borrower promises to pay the indebtedness evidenced by the Third Consolidation Note (hereinafter sometimes referred to as the "Indebtedness") in accordance with the terms and conditions, including the

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   rate of interest and other terms of repayment, as set forth in
   the  Third Consolidation Note.   In the event  of any conflict
   between the terms and conditions of the Line of Credit Note, the Third Future Advance Note or the Third Consolidation Note, the terms and provisions of the Third Consolidation Note shall control and prevail and the Third Consolidation Note shall be deemed to supersede the Line of Credit Note and the Third Future Advance Note.

        5. Modification of Security Instruments. The terms of the Security Instruments are hereby modified so as to provide that the repayment terms of the indebtedness secured thereby shall also include the Third Future Advance.

        6. Cross Default. Any default by Borrower under the terms of any promissory note, any Security Instrument, or any agreement, document or instrument executed with respect to any thereof, shall be a default hereof, and any default by Borrower under the terms hereof shall be a default of said other promissory notes, agreements, documents and instruments.

        7. Security. The parties hereto acknowledge and agree that the payment of the Indebtedness shall be secured by the Security Instruments and shall be subject to all of the terms and conditions of the Security Instruments.

        8. Ratification. Except as herein modified and amended, the terms and conditions of the Security Instruments, and all of the agreements, documents and instruments executed with respect to the foregoing are hereby ratified and affirmed and shall remain in full force and effect. THIS FUTURE ADVANCE SHALL NOT BE DEEMED TO ESTABLISH ANY COURSE OF DEALING OR TO BIND LENDER TO MAKE ANY FURTHER FUTURE ADVANCES. THE THIRD CONSOLIDATION NOTE IS PAYABLE IN FULL ON MAY 19,1997. AT THAT TIME YOU MUST REPAY THE ENTIRE PRINCIPAL BALANCE OF THE THIRD CONSOLIDATION NOTE AND UNPAID INTEREST THEN DUE. LENDER IS UNDER NO OBLIGATION TO REFINANCE THE LINE OF CREDIT NOTE THAT TIME.

        9. Novation. It is the intent of the parties that this instrument shall not constitute a novation and shall in no way adversely affect the lien priority of the Security Instruments referred to above.

        10. Costs. Borrower shall pay all costs of the Third Future Advance, except legal fees, to include without limitation documentary stamp tax. Such costs shall be due at closing hereunder and the payment thereof shall be a condition precedent to Lender's duties hereunder. In the event it is determined that additional costs relating to this transaction are due, Borrower agrees to pay such costs immediately upon demand.

        11. Restated Credit Agreement. All disbursements made hereunder shall be conditioned, upon compliance by the Borrower, with the terms and conditions of the Restated Credit Agreement, and such disbursements shall be made in accordance

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   Future Advance, Consolidation & Modification 3


   with the terms thereof.

        12.  Warranties  and  Representations.   Borrower  hereby
   affirms, warrants and represents that:

             a. all of the warranties and representations made by Borrower in the Restated Credit Agreement, Line of Credit Note, Third Consolidation Note, all Security Instruments, and in any agreements, documents and instruments executed with respect to any thereof, are true and correct as of the date hereof;

             b. the Restated Credit Agreement, Line of Credit Note, Third Consolidation Note, all Security Instruments and all agreements, documents and instruments executed with respect to any thereof are in full force and effect as of the date hereof, are enforceable according to their terms, and there are no defenses to the collection by Lender of sums due thereunder;

             c. there is no default under the Restated Credit Agreement, Line of Credit Note, any Security Instrument, or any agreement, document or instrument executed with respect to any thereof and no event has occurred which, with notice and/or passage of time, would become an event of default under the Restated Credit Agreement, Line of Credit Note, Third Consolidation Note, any Security Instrument, or any agreement, document or instrument executed with respect to any thereof; and

             d. there is no claim, cause of action or set-off against Lender arising from any of the Security Instruments and Borrower hereby waives and releases Lender from any and all claims which may have arisen pursuant to the Security Instruments.

        13.  Miscellaneous.

             a.   Paragraph   headings   used   herein  are   for
   convenience only and shall not be construed as controlling the scope of any provision hereof.

             b.   This  Agreement  shall   be  governed  by   and
   construed in accordance with the laws of the State of Florida.

             c.   Time is of the essence of this Agreement.

             d. As used herein, the neuter gender shall include the masculine and feminine genders, and vice versa, and the singular the plural, and vice versa, as the context demands.
             e. In the event that Lender resorts to litigation to enforce this Agreement, all costs of such litigation, to include reasonable attorneys' fees through all trials, appeals and proceedings, to include, without limitation, any proceedings pursuant to the bankruptcy laws of the United States, shall be paid by Borrower.


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   Future Advance, Consolidation & Modification 4


             f. This Agreement shall inure to the benefit of and be binding upon the parties hereto as well as their successors and assigns.

             g. LENDER AND BORROWER AND ANY OTHER PERSON LIABLE FOR PAYMENT HEREOF, BY EXECUTING THIS AGREEMENT OR ANY OTHER DOCUMENT CREATING SUCH LIABILITY, WAIVE THEIR RIGHTS TO A TRIAL BY JURY IN ANY ACTION WHETHER ARISING IN CONTRACT OR TORT, BY STATUTE OR OTHERWISE, IN ANY WAY RELATING TO THE AGREEMENT. THIS PROVISION IS A MATERIAL INDUCEMENT FOR LENDER'S EXTENDING CREDIT TO BORROWER AND NO WAIVER OR LIMITATION OF LENDER'S RIGHTS HEREUNDER SHALL BE EFFECTIVE UNLESS IN
   WRITING AND MANUALLY SIGNED ON LENDER'S BEHALF.


        IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement under seal as of the day and year first above written.


   Signed, sealed and delivered
   in the presence of:



   /s/Diana DeFerrari
   (Signature of Witness)
   Diana DeFerrari
   (Print Name of Witness)

   /s/Jill R. Street
   (Signature of Witness)
   Jill R. Street
   (Print Name of Witness)

   BORROWER:

   PLASMA-THERM, INC., a Florida corporation

   By:  /s/Ronald S. Deferrari
        Ronald S. Deferrari, President

         (CORPORATE SEAL)














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   Future Advance, Consolidation & Modification 5








          /s/Sadahri W. Berry
          (Signature of Witness)
          Sadahri W. Berry
          (Print Name of Witness)

          /s/Jill R. Street
          (Signature of Witness)
          Jill R. Street
          (Print Name of Witness)

          LENDER:

          NATIONSBANK OF FLORIDA, N.A., a
          national banking association

          By:  /s/Penny H. White
               Penny H. White
               Its Vice President

                    (CORPORATE SEAL)




   STATE OF FLORIDA         )
   COUNTY OF PINELLAS       )

        The foregoing instrument was acknowledged before me this 17 day of November, 1995, by RONALD S. DEFERRARI, as the President of PLASMA-THERM, INC., a Florida corporation, on behalf of the corporation. He XX is personally known to me or has produced
   as identification.


        (SEAL)

                                 /s/Jill R. Street
                                 Jill R. Street
                                 (Print Name of Notary Public)
                                 Notary Public

   My Commission Expires:

   NOTARY PUBLIC
   STATE OF FLORIDA
   "OFFICIAL SEAL"
   Jill R. Street
   My Commission Expires 4/26/96
   Commission #CC 196605


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   Future Advance, Consolidation & Modification 7


   STATE OF FLORIDA         )
   COUNTY OF PINELLAS       )

        The foregoing instrument was acknowledged before me this 17 day of November, 1995, by PENNY H. WHITE, as Vice President of NATIONSBANK OF FLORIDA, N.A., a national banking association, on behalf of the association. She XX is
   personally known to me or   has produced
                          as identification.




        (SEAL)

                                   /s/Jill R. Street
                                   Jill R. Street
                                   (Print Name of Notary Public)
                                   Notary Public

   My Commission Expires:

   NOTARY PUBLIC
   STATE OF FLORIDA
   "OFFICIAL SEAL"
   Jill R. Street
   My Commission Expires 4/26/96
   Commission #CC 196605






























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   Future Advance, Consolidation & Modification 8


                               THIRD
                   FUTURE ADVANCE PROMISSORY NOTE

   $1,000,000.00                          St. Petersburg, Florida
                                       Executed November 17, 1995
                                      Effective November 17, 1995

          FOR VALUE RECEIVED, the undersigned PLASMA-THERM, INC., a Florida corporation (hereinafter called "Borrower") promises to pay to the order of NATIONSBANK OF FLORIDA, N.A., a national banking association (hereinafter sometimes referred to as "Lender" and together with any holder hereof called "Holder"), at 400 N. Ashley Drive, 2nd Floor, Tampa, Florida 33602, or at such other place as Holder may from time to time designate in writing, without grace, UPON DEMAND the principal sum of ONE MILLION AND NO/100 DOLLARS ($1,000,000.00), or so much thereof as has been advanced hereunder, together with interest on the unpaid balance of the principal (the "loan") from time to time outstanding from the date of each advance of principal at the rate for each day equal to the Prime Rate per annum. In no event, however, shall the interest rate be greater than the maximum rate of interest allowed to be contracted for by applicable law.

          Principal and  interest shall  be due and  payable UPON
   DEMAND.

          Interest owing under this Note shall be computed on the basis of a 360-day year for actual days lapsed.

          As used herein, "Prime Rate" shall refer to the fluctuating rate of interest which is established by NATIONSBANK OF FLORIDA, N.A., a national banking association, from time to time as being its Prime Rate whether or not such rate shall be otherwise published. Such Prime Rate is established by NATIONSBANK OF FLORIDA, N.A., a national banking association, as an index or base rate and may or may not at any time be the best or lowest rate charged by NATIONSBANK OF FLORIDA, N.A., a national banking association on any loan. Changes in the Prime Rate shall be effective on the effective date announced by NATIONSBANK OF FLORIDA, N.A., a national banking association.

          Borrower may prepay all or part of the principal balance at any time without penalty. Such prepayment shall be accompanied by payment of any unpaid interest accrued to the time of such prepayment. If this Note provides for installment payments of principal, prepayment of principal payments shall apply in the inverse order such installment payments are due, applying first to the last principal installment due hereunder. All payments made hereunder shall at Holder's option first be applied to late charges, then to accrued interest, then to principal.

          Permitted partial prepayments shall not affect or vary the duty of Borrower to pay all obligations when due, and they shall not affect or impair the right of Holder to pursue all

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   EXHIBIT "A"
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   remedies  available  to  it  hereunder,   under  the  security
   instruments securing this indebtedness, or under any other loan documents or guaranty executed in connection herewith.

          This Note is secured by certain Security Instruments described in the Future Advance, Consolidation and Modification Agreement dated of even date herewith, which together with the Amended and Restated Revolving Credit Agreement dated as of January 19, 1995, as amended by Amendment thereto dated August 14, 1995 and Second Amendment dated of even date herewith, the Commitment Letters of November 8, 1995, December 8, 1994, March 28, 1994 (as amended May 9, 1994), November 21, 1991, May 28, 1993 and all other agreements, instruments and documents delivered in connection herewith, are hereinafter sometimes referred to as the "Loan Documents."

          This Note and the Loan Documents have been executed and delivered in the State of Florida, and their terms and provisions are to be governed by and construed under the laws of the State of Florida and of the United States of America, and the rules and regulations promulgated under the authority thereof. It is the intent of this Note that such laws shall be interpreted in such a manner that the maximum rate of interest allowed to be contracted for by applicable law as changed from time to time which is applicable to this Note (hereinafter called the "Maximum Rate") be as great as possible. The interest due hereunder is being charged pursuant to the provisions of The Florida Banking Code (as defined by statute), and Chapter 687 Florida Statutes. In the event that any law, rule or regulation of the United States of America or the State of Florida, as changed from time to time, allows interest to be contracted for at a rate that is greater than the rate permitted by The Florida Banking Code (as defined by statute), and Chapter 687, Florida Statutes, then such law, rule or regulation shall apply. References to laws, statutes, rules and regulations in this Note refer to such as amended from time to time.

          In no event shall Holder have the right to charge or collect, nor shall Borrower be required or obligated to pay, interest or payments in the nature of interest, which would result in interest being charged or collected at a rate in excess of the Maximum Rate. In the event that any payment which is interest or in the nature of interest is made by Borrower or received by Holder which would result in the rate of interest being charged or collected by Holder being in excess of the Maximum Rate, then the portion of any such payment which causes the rate of interest being charged or collected by Holder to exceed the Maximum Rate (hereinafter called the "excess sum") shall be credited as a payment of principal. If Borrower notifies Holder in writing that Borrower elects to have such excess sum returned to Borrower, such excess sum shall be returned to Borrower. In the event that any such overcharge is discovered after this Note has been paid in full, then the amount of such excess sum shall be returned to Borrower together with interest thereon from the

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   EXHIBIT "A"
   Future Advance, Consolidation & Modification Page 2 of 4


   date such excess sum was paid or collected at the same rate as was due Holder during such period under the terms of this Note. All excess sums credited to principal shall be credited as of the date paid to Holder. It is recognized by Borrower that the Maximum Rate may vary from time to time, and that from time to time the Maximum Rate may be uncertain. Therefore, Holder may seek judicial determination of the applicable rate of interest. In such event, the withholding of credit to principal or the withholding of payment to Borrower of any proposed excess sum during the period of judicial determination (including all appeals) shall not be deemed a breach of the obligations of Holder hereunder or of applicable law. It is the intent of Holder to conform strictly to the limitations of applicable laws governing the charging and collection of interest as changed from time to time.

          The "Default Interest Rate" shall be a rate equal to three percent (3%) above the rate of interest required to be paid by the terms of this Note. In the event no specific Maximum Rate is applicable, the Maximum Rate hereunder shall be twenty-five percent (25%) per annum.

          Upon a failure by Borrower to repay principal upon demand by Holder, the entire unpaid principal balance shall bear interest at the "Default Interest Rate." In addition to the rights described in this paragraph, Holder shall have the right to exercise all other rights or remedies provided by law or at equity or as provided in any of the Loan Documents and shall specifically have the right to recover all damages resulting from such default including, without limitation, the right to recover the payment of all amounts owing to Holder. Exercise of any of these options shall be without notice to Borrower, notice of such exercise being hereby expressly waived.

          Time is of the essence hereunder. In the event that this Note is collected by law or through attorneys at law, or under advice therefrom, Borrower and any other person liable for payment hereof hereby, severally and jointly, agree to pay all costs of collection, including reasonable attorneys' fees and costs (including charges for paralegals and others working under the direction or supervision of Holder's attorneys) and all sales or use taxes thereon, whether or not suit is brought, and whether incurred in connection with collection, trial, appeal, bankruptcy or other creditors' proceedings or otherwise, and, if Holder's attorneys shall include employees of Holder or of any person controlling, controlled by or under common control with Holder, such reasonable attorney's fees shall include costs allocated by Holder's or such person's internal legal department.

          Borrower authorizes Holder, from time to time, to debit any account that Borrower may have with Holder, for any payment of principal or interest due or past due hereunder for the amount of such payment of principal or interest. Exercise of this right shall be optional with Holder and the provisions

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   EXHIBIT "A"
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   of this paragraph shall not be construed as releasing Borrower from the obligation to make payments of principal or interest according to the terms hereof.

          The remedies of Holder as provided herein and in the Loan Documents shall be cumulative and concurrent, and may be pursued singularly, successively, or together, at the sole discretion of Holder. No act of omission or commission of Holder, including specifically any failure to exercise any right, remedy or recourse, shall be deemed to be a waiver or release of the same, such waiver or release to be effected only through a written document executed by Holder and then only to the extent specifically recited therein. A waiver or release with reference to any one event shall not be construed as continuing, as a bar to, or as a waiver or release of, any subsequent right, remedy or recourse as to a subsequent event.

          All persons (including corporations) now or at any time liable, whether primarily or secondarily, for the payment of the indebtedness hereby evidenced, for themselves, their heirs, legal representatives, successors and assigns, respectively, hereby (a) expressly waive any presentment, demand for payment, notice of dishonor, protest, notice of nonpayment or protest, all other forms of notice whatsoever, and diligence in collection; (b) consent that Holder may, from time to time and without notice to them or demand, (i) extend, rearrange, renew or postpone any or all payments and/or (ii) release, exchange, add to or substitute all or any part of the collateral for this Note, without in any way modifying, altering, releasing, affecting or limiting their respective liability or the lien of any security instrument; (c) agree that Holder, in order to enforce payment of this Note against them shall not be required first to institute any suit or to exhaust any of its remedies against Borrower or any other person or party or to attempt to realize on the collateral for this Note.

          BORROWER AND ANY OTHER PERSON LIABLE FOR PAYMENT HEREOF, BY EXECUTING THIS NOTE OR ANY OTHER DOCUMENT CREATING SUCH LIABILITY, WAIVE THEIR RIGHTS TO A TRIAL BY JURY IN ANY ACTION WHETHER ARISING IN CONTRACT OR TORT, BY STATUTE OR OTHERWISE, IN ANY WAY RELATED TO THIS NOTE. THIS PROVISION IS A MATERIAL INDUCEMENT FOR HOLDER'S EXTENDING CREDIT TO BORROWER AND NO WAIVER OR LIMITATION OF HOLDER'S RIGHTS HEREUNDER SHALL BE EFFECTIVE UNLESS IN WRITING AND MANUALLY SIGNED ON HOLDER'S BEHALF.

          Borrower acknowledges that the above paragraph has been expressly bargained for by Holder as part of the loan evidenced hereby and that, but for Borrower's agreement and the agreement of any other person liable for payment hereof thereto, Holder would not have extended the loan for the term and with the interest rate provided herein.

          If more than one party shall execute this Note, the term "Borrower", as used herein, shall mean all parties signing this Note and each of them, who shall be jointly and

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   EXHIBIT "A"
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   severally  obligated hereunder.   In  this Note,  whenever the
   context so requires, the neuter gender includes the feminine and/or masculine, as the case may be, and the singular number includes the plural.

          IN WITNESS WHEREOF, Borrower has caused this Note to be executed in its name on the day and year first above written.

                                    PLASMA-THERM, INC., a Florida
                                    corporation ("Borrower")


                                    Ronald S. Deferrari,
                                    President


                                          (CORPORATE SEAL)









































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   EXHIBIT "A"
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                               THIRD
            CONSOLIDATION LINE OF CREDIT PROMISSORY NOTE

   $3,000,000.00                          St. Petersburg, Florida
                                       Executed November 17, 1995
                                      Effective November 17, 1995

          FOR VALUE RECEIVED, the undersigned PLASMA-THERM, INC., a Florida corporation (hereinafter called "Borrower") promises to pay to the order of NATIONSBANK OF FLORIDA, N.A., a national banking association (hereinafter sometimes referred to as "Lender" and together with any holder hereof called "Holder"), at 400 N. Ashley Drive, 2nd Floor, Tampa, Florida 33602, or at such other place as Holder may from time to time designate in writing, the principal sum of THREE MILLION AND NO/100 DOLLARS ($3,000,000.00), or so much thereof as has been advanced hereunder, together with interest on the unpaid balance of the principal (the "loan") from time to time outstanding from the date of each advance of principal at the rate for each day equal to the Prime Rate per annum. In no event, however, shall the interest rate be greater than the maximum rate of interest allowed to be contracted for by applicable law.

          Principal and interest shall be due and payable as follows:

               a.Accrued interest only, as stated above, shall be payable monthly commencing on December 19, 1995, and continuing on the same day of each month until May 19, 1997, at which time all outstanding indebtedness, whether principal, accrued interest or otherwise, shall be due and payable in full.

               b.The principal amount evidenced hereby may be borrowed (and to the extent any principal amount advanced hereunder is repaid by Borrower, such sum may be borrowed again) prior to May 19, 1997, but only in accordance with the terms of that certain Amended and Restated Revolving Credit Agreement dated January 19, 1995, as amended by Amendment thereto dated August 14, 1995 and Second Amendment dated of even date herewith, and only if this Note is not in default as hereinafter defined. At no time, however, shall the principal balance outstanding hereunder exceed THREE MILLION AND NO/100 DOLLARS ($3,000,000.00).

               c.For a period of sixty (60) consecutive days during the term of the loan, Borrower shall repay the principal below a sum of $100.00.

          Interest owing under this Note shall be computed on the basis of a 360-day year.

          As used herein, "Prime Rate" shall refer to the fluctuating rate of interest which is established by NATIONSBANK OF FLORIDA, N.A., a national banking association, from time to time as being its Prime Rate whether or not such

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   EXHIBIT "B"
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   rate  shall  be  otherwise published.    Such  Prime  Rate  is
   established by NATIONSBANK OF FLORIDA, N.A., a national banking association, as an index or base rate and may or may not at any time be the best or lowest rate charged by NATIONSBANK OF FLORIDA, N.A., a national banking association on any loan. Changes in the Prime Rate shall be effective on the effective date announced by NATIONSBANK OF FLORIDA, N.A., a national banking association.

          Borrower may prepay all or part of the principal balance at any time without penalty. Such prepayment shall be accompanied by payment of any unpaid interest accrued to the time of such prepayment. All payments made hereunder shall at Holder's option first be applied to late charges, then to accrued interest, then to principal.

          Permitted partial prepayments shall not affect or vary the duty of Borrower to pay all obligations when due, and they shall not affect or impair the right of Holder to pursue all remedies available to it hereunder, under the security instruments securing this indebtedness, or under any other loan documents or guaranty executed in connection herewith.

          If any event of default set forth in this Note or in any of the Loan Documents (as defined herein) shall occur, or in the event Lender has, in accordance with the term of the Note or the Loan Documents, made a demand for repayment of the indebtedness evidenced by this Note and the Loan Documents, Lender, at its option, may notify Borrower that its commitment to lend under this line of credit is terminated and Lender shall be relieved of all obligations to lend any further sums thereafter to Borrower.

          This Note is secured by certain Security Instruments described in the Future Advance, Consolidation and Modification Agreement dated of even date herewith, which together with the Amended and Restated Revolving Credit Agreement dated January 19, 1995, as amended by Amendment thereto dated August 14, 1995 and Second Amendment dated of even date herewith, the Commitment Letters of November 8, 1995, December 8, 1994, March 28, 1994 (as amended May 9,
   1994), November 21, 1991, May 28, 1993 and all other agreements, instruments and documents delivered in connection herewith, are hereinafter sometimes referred to as the "Loan Documents."

          This Note and the Loan Documents have been executed and delivered in the State of Florida, and their terms and provisions are to be governed by and construed under the laws of the State of Florida and of the United States of America, and the rules and regulations promulgated under the authority thereof. It is the intent of this Note that such laws shall be interpreted in such a manner that the maximum rate of interest allowed to be contracted for by applicable law as changed from time to time which is applicable to this Note (hereinafter called the "Maximum Rate") be as great as possible. The interest due hereunder is being charged

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   EXHIBIT "B"
   Future Advance, Consolidation & Modification Page 2 of 5


   pursuant to the provisions of The Florida Banking Code (as defined by statute), and Chapter 687 Florida Statutes. In the event that any law, rule or regulation of the United States of America or the State of Florida, as changed from time to time, allows interest to be contracted for at a rate that is greater than the rate permitted by The Florida Banking Code (as defined by statute), and Chapter 687, Florida Statutes, then such law, rule or regulation shall apply. References to laws, statutes, rules and regulations in this Note refer to such as amended from time to time.

          In the event that any payment of principal or interest is not made within ten (10) days after the same become due hereunder, it is hereby agreed that Holder shall have the option of collecting a late charge equal to four percent (4%) of the amount of each such delinquent payment. Said late charge and/or interest shall be immediately due and payable in full on demand by Holder.

          In no event shall Holder have the right to charge or collect, nor shall Borrower be required or obligated to pay, interest or payments in the nature of interest, which would result in interest being charged or collected at a rate in excess of the Maximum Rate. In the event that any payment which is interest or in the nature of interest is made by Borrower or received by Holder which would result in the rate of interest being charged or collected by Holder being in excess of the Maximum Rate, then the portion of any such payment which causes the rate of interest being charged or collected by Holder to exceed the Maximum Rate (hereinafter called the "excess sum") shall be credited as a payment of principal. If Borrower notifies Holder in writing that Borrower elects to have such excess sum returned to Borrower, such excess sum shall be returned to Borrower. In the event that any such overcharge is discovered after this Note has been paid in full, then the amount of such excess sum shall be returned to Borrower together with interest thereon from the date such excess sum was paid or collected at the same rate as was due Holder during such period under the terms of this Note. All excess sums credited to principal shall be credited as of the date paid to Holder. It is recognized by Borrower that the Maximum Rate may vary from time to time, and that from time to time the Maximum Rate may be uncertain. Therefore, Holder may seek judicial determination of the applicable rate of interest. In such event, the withholding of credit to principal or the withholding of payment to Borrower of any proposed excess sum during the period of judicial determination (including all appeals) shall not be deemed a breach of the obligations of Holder hereunder or of applicable law. It is the intent of Holder to conform strictly to the limitations of applicable laws governing the charging and collection of interest as changed from time to time.

          The "Default Interest  Rate" shall be  a rate equal  to
   three percent (3%) above  the rate of interest required  to be
   paid by  the terms of  this Note.   In the  event no  specific

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   EXHIBIT "B"
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   Maximum Rate  is applicable, the Maximum  Rate hereunder shall be twenty-five percent (25%) per annum.

          Holder shall have the optional right to declare the amount of the total unpaid balance hereof to be due and forthwith payable in advance of the maturity date of any sum due or installment, as fixed herein, upon a default. This Note shall be deemed to be in default upon the failure of Borrower to pay, within seven (7) days after the same become due, any of the installments of interest or principal, or upon the occurrence of any default under or failure to perform by any party (other than Holder) in accordance with any of the terms and conditions of this Note or of any of the Loan Documents after the expiration of any applicable grace period, or upon the default under or the failure of Borrower to perform in accordance with any and all obligations, instruments or documents between Borrower and Lender after any applicable grace period. Upon exercise of any of these options by Holder, the entire unpaid principal balance shall bear interest at the "Default Interest Rate." In addition to the rights described in this paragraph, Holder shall have the right to exercise all other rights or remedies provided by law or at equity or as provided in any of the Loan Documents and shall specifically have the right to recover all damages resulting from such default including, without limitation, the right to recover the payment of all amounts owing to Holder. Exercise of any of these options shall be without notice to Borrower, notice of such exercise being hereby expressly waived.

          Time is of the essence hereunder. In the event that this Note is collected by law or through attorneys at law, or under advice therefrom, Borrower and any other person liable for payment hereof hereby, severally and jointly, agree to pay all costs of collection, including reasonable attorneys' fees and costs (including charges for paralegals and others working under the direction or supervision of Holder's attorneys) and all sales or use taxes thereon, whether or not suit is brought, and whether incurred in connection with collection, trial, appeal, bankruptcy or other creditors' proceedings or otherwise, and, if Holder's attorneys shall include employees of Holder or of any person controlling, controlled by or under common control with Holder, such reasonable attorney's fees shall include costs allocated by Holder's or such person's internal legal department.

          Borrower authorizes Holder, when payment is due, to set off for any payment of principal or interest due or past due hereunder for the amount of such payment of principal or interest. Exercise of this right shall be optional with Holder and the provisions of this paragraph shall not be construed as releasing Borrower from the obligation to make payments of principal or interest according to the terms hereof.

          The remedies of Holder as provided herein and in the Loan Documents shall be cumulative and concurrent, and may be

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   EXHIBIT "B"
   Future Advance, Consolidation & Modification Page 4 of 5


   pursued singularly, successively, or together, at the sole discretion of Holder. No act of omission or commission of Holder, including specifically any failure to exercise any right, remedy or recourse, shall be deemed to be a waiver or release of the same, such waiver or release to be effected only through a written document executed by Holder and then only to the extent specifically recited therein. A waiver or release with reference to any one event shall not be construed as continuing, as a bar to, or as a waiver or release of, any subsequent right, remedy or recourse as to a subsequent event.

          All persons (including corporations) now or at any time liable whether primarily or secondarily, for the payment of the indebtedness hereby evidenced, for themselves, their heirs, legal representatives, successors and assigns, respectively, hereby (a) expressly waive any presentment, demand for payment, notice of dishonor, protest, notice of nonpayment or protest, all other forms of notice whatsoever, and diligence in collection; (b) consent that Holder may, from time to time and without notice to them or demand, (i) extend, rearrange, renew or postpone any or all payments and/or (ii) release, exchange, add to or substitute all or any part of the collateral for this Note, without in any way modifying, altering, releasing, affecting or limiting their respective liability or the lien of any security instrument; (c) agree that Holder, in order to enforce payment of this Note against them shall not be required first to institute any suit or to exhaust any of its remedies against Borrower or any other person or party or to attempt to realize on the collateral for this Note.

          BORROWER AND ANY OTHER PERSON LIABLE FOR PAYMENT HEREOF, BY EXECUTING THIS NOTE OR ANY OTHER DOCUMENT CREATING SUCH LIABILITY, WAIVE THEIR RIGHTS TO A TRIAL BY JURY IN ANY ACTION WHETHER ARISING IN CONTRACT OR TORT, BY STATUTE OR OTHERWISE, IN ANY WAY RELATED TO THIS NOTE. THIS PROVISION IS A MATERIAL INDUCEMENT FOR HOLDER'S EXTENDING CREDIT TO BORROWER AND NO WAIVER OR LIMITATION OF HOLDER'S RIGHTS HEREUNDER SHALL BE EFFECTIVE UNLESS IN WRITING AND MANUALLY SIGNED ON HOLDER'S BEHALF.

          Borrower acknowledges that the above paragraph has been expressly bargained for by Holder as part of the loan evidenced hereby and that, but for Borrower's agreement and the agreement of any other person liable for payment hereof thereto, Holder would not have extended the loan for the term and with the interest rate provided herein.

          If more than one party shall execute this Note, the term "Borrower", as used herein, shall mean all parties signing this Note and each of them, who shall be jointly and severally obligated hereunder. In this Note, whenever the context so requires, the neuter gender includes the feminine and/or masculine, as the case may be and the singular number includes the plural.



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          IN WITNESS WHEREOF  Borrower has caused this Note to be
   executed in its name on the day and year first above written.

                                PLASMA-THERM, INC., a Florida
                                corporation ("Borrower")

                                By:
                                    Ronald S. Deferrari,
                                    President

                                      (CORPORATE SEAL)















































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   EXHIBIT "B"
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